Neuberger Berman ETF Trust®
Neuberger Berman Option Strategy ETF

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information of Neuberger Berman Option Strategy ETF, each dated January 12, 2024

This supplement describes important changes affecting the distribution practices and frequency for the Neuberger Berman Option Strategy ETF (the “Fund”).  These changes are effective immediately. The first monthly distribution will be for the month ended April 30, 2024 and will be paid in May 2024.  For additional details on the Fund's distribution schedule please visit www.nb.com/ETF.

Effective immediately:
1.	The following risk is hereby added to the “Principal Investment Risks” section of the Fund’s Summary Prospectus and Prospectus:
Return of Capital Risk. The Fund expects to make monthly distributions regardless of its performance and seeks to maintain relatively stable monthly distributions although the income earned by the Fund might vary from month-to-month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund.
2.	The following risk is hereby added to the “Additional Information about Principal Investment Risks” section of the Fund’s Prospectus:
Return of Capital Risk. The Fund expects to make monthly distributions regardless of its performance and seeks to maintain relatively stable monthly distributions although the income earned by the Fund might vary from month-to-month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares. The Fund’s return of capital distributions are not derived from the net income or earnings and profits of the Fund. Shareholders should not assume that the source of distributions is from the net profits of the Fund. The character of the Fund’s distributions may change from month-to-month and there is no guarantee that they will be similar in the future.
3.	The first paragraph of the “Distributions and Taxes” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Distributions - The Fund generally distributes net investment income, including short-term capital gains, if any, monthly and net realized capital gains, if any, annually. Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes. The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund typically varies from period to period. Each month, the Fund determines the amount of distribution to pay based on a combination of expected premiums and gains (collectively referred to as “premiums”) from writing put options, the portion of such premiums to be included in such distribution and the accrued interest from the Fund’s fixed income investments, net of expenses, during that period. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders.

4.	The eighth paragraph of the “Distributions and Taxes” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below). Because the Fund plans to make stable monthly distributions that are expected to vary from the Fund’s income from period to period, the Fund’s distributions are expected to result in a return of capital in some or all tax years. Final determination of the nature of distributions for tax purposes cannot be made until after calendar year end and will be reported on Form 1099.

5.	The section entitled “Dividends and Other Distributions” in the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

The Fund generally distributes net investment income, including short-term capital gains, if any, monthly, and net realized capital gains, if any, annually. Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes. The Fund may occasionally be required to make supplemental distributions at some other time during the year. No dividend reinvestment service is provided by the Trust. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable.

6.
The second paragraph of the “Additional Tax Information-Taxation of the Fund’s Shareholders” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. The Fund also recognizes short-term capital gains from its option strategy. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. The Fund generally distributes net investment income, including short-term capital gains, if any, monthly and net realized capital gains, if any, annually. Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes. The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund typically varies from period to period. Each month, the Fund determines the amount of distribution to pay based on a combination of expected premiums and gains (collectively referred to as “premiums”) from writing put options, the portion of such premiums to be included in such distribution and the accrued interest from the Fund’s fixed income investments, net of expenses, during that period. As a result of such distribution strategy, the Fund’s distributions are expected to exceed its earnings and profits in some or all tax years, and consequently, all or a portion of the distributions made for a taxable year may be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Fund shares on which the distribution was received are sold. After a shareholder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares of the Fund.

The date of this supplement is April 5, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com